                                                                    EXHIBIT 10.9

                            INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of the ___ day of ________, 20__ by and between Centex Construction Products, Inc., a Delaware corporation (the "Company"), and ____________________ (the "Director").

                                    RECITALS

         A. The Board of Directors of the Company has determined that it is in the best interests of the Company to retain the Director's services and to assure the Director that there will be adequate protection from certain liabilities.

         B. This Agreement is separate from and in addition to the Certificate of Incorporation (as amended) of the Company (the "Charter") and the Bylaws (as amended) of the Company (the "Bylaws") and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore, nor to diminish or abrogate any rights of the Director thereunder.

         C. Each of Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), the Charter and the Bylaws is nonexclusive, and therefore contemplates that contracts may be entered into with respect to indemnification of directors, officers and employees.

         D. This Agreement replaces and supersedes any prior agreement between the Company and the Director relating to the indemnification of the Director.

         E. In recognition of the Director's need for protection against personal liability, and in part to provide the Director with specific contractual assurance that indemnification will be available to the Director (regardless of, among other things, any amendment to or revocation of the Charter, the Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, the Director as set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Director agree as follows:

         1. Definitions. As used in this Agreement:


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                  (a) "Affiliate" means, with respect to any person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

                  (b) "Centex Corporation" means Centex Corporation, a Nevada corporation.

                  (c) "Change of Control" means the occurrence after the date of this Agreement any of the following events: (a) an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Centex Corporation or any Affiliate of Centex Corporation, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then outstanding voting securities of the Company without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (d) a change in the composition of the Company's Board of Directors occurring within a two-year period, as a result of which fewer than a majority of the directors in office are Incumbent Directors; provided, however, that, notwithstanding clauses
         (a) and (b) above, the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of securities of the Company directly from Centex Corporation shall not be deemed to constitute or result in a "Change of Control."

                  (d) "Corporate Status" describes the status of a person who is or was or has agreed to serve as a director, officer, employee, fiduciary, trustee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which such person is or was serving in such capacity at the request of the Company.

                  (e) "Expenses" includes any reasonable costs incurred by a Director, including attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

                  (f) "Incumbent Director" shall include directors who either
         (i) are directors of the Company as of the date hereof, or (ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or


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         nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

                  (g) "Independent Counsel" means a law firm, or a member of a law firm, that is acting pursuant to Section 145 of the DGCL, is experienced in matters of Delaware corporate law, and neither presently is, nor in the five years prior to his or her selection or appointment has been, retained to represent: (a) the Company or the Director in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Company representing 5% or more of the combined voting power of the then outstanding voting securities of the Company. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Director in an action to determine the Director's rights under this Agreement.

                  (h) "Proceeding" includes any pending or threatened action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, including any appeals therefrom.

         2. Services by the Director. The Director has agreed to serve as a director of the Company, provided that the Director may resign at any time and for any reason from such position by giving written notice of his resignation to the President or the Secretary of the Company in accordance with the Bylaws. This Agreement shall not be deemed an employment contract between the Company (or any of its Affiliates) and the Director. This Agreement shall continue in force after the Director has ceased to serve as a director or officer of the Company.

         3. Basic Indemnification Arrangement.

                  (a) Indemnity. If the Director was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Proceeding (defined above) by reason of his Corporate Status (defined above), the Company shall indemnify the Director (i) as provided in this Agreement and (ii) to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter permit, as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses (defined above), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges actually incurred and paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Proceeding.

                  (b) Advancement of Expenses. To the fullest extent permitted by Section 145(e) of the DGCL, the Director shall be entitled to payment of, and the Company shall pay, Expenses in advance of the final disposition of any Proceeding (an "Expense Advance") within ten days after receipt by the Company of a written notice requesting the advancement of such


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


         Expenses, which notice shall contain an undertaking by or on behalf of the Director to repay such amount if it shall ultimately be determined that the Director is not entitled to be indemnified by the Company as authorized by Section 145 of the DGCL. No security shall be required for such an undertaking and such an undertaking shall be accepted without reference to the Director's financial ability to make repayment. Any Expense Advance shall be made interest-free.

                  (c) Conditions. Notwithstanding the foregoing, (i) the obligations of the Company under Section 3(a) shall be subject to the condition that it shall not have been determined (in a written opinion in any case in which Independent Counsel is involved) that the Director would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to subsection (b) hereof shall be subject to the condition that, if, when and to the extent that it is determined that the Director would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid. Further, and subject to the provisions of Section 4(e), the Director shall not be entitled to indemnification or advancement of Expenses under this Agreement (i) with respect to any Proceeding brought or made by such Director against the Company; or (ii) on account of any suit in which judgment is rendered against the Director for an accounting of profits made from the purchase and sale or sale and purchase by the Director of securities of the Company pursuant to the provisions of Section 16(b) of the Exchange Act or similar provisions of any federal, state or local statutory law.

         4. Procedures for Determination of Entitlement to Indemnification.

                  (a) To obtain indemnification under this Agreement, the Director shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the Director and is reasonably necessary to determine whether and to what extent the Director is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors of the Company in writing that the Director has requested indemnification. The Director shall cooperate with the party reviewing the Director's entitlement to indemnification, including providing to said party upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Director and reasonably necessary to such determination. The Company shall pay any costs or expenses (including attorneys' fees and disbursements) incurred by the Director in so cooperating (irrespective of the determination as to the Director's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold the Director harmless therefrom.

                  (b) Determining Entitlement to Indemnification Prior to a Change of Control. If a Change of Control has not occurred prior to or at the time a request for indemnification hereunder is submitted to the Company, a Director's entitlement to indemnification shall be determined in accordance with ss. 145(d) of the DGCL; provided, however, that the provision of said statute allowing the stockholders of the Company to make such a determination shall


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         not apply. If entitlement to indemnification is to be determined by
         Independent Counsel, the Company shall furnish notice to the Director within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. The Director may, within 14 days after receipt of such written notice of selection, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. If there is an objection to the selection of Independent Counsel, either the Company or the Director may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the objection is without a reasonable basis or for the appointment of Independent Counsel selected by the court.

                  (c) Determining Entitlement to Indemnification After a Change of Control. If a Change of Control has occurred prior to or at the time a request for indemnification hereunder is submitted to the Company, a Director's entitlement to indemnification shall be determined in a written opinion of Independent Counsel selected by the Director. The Director shall give the Company written notice advising of the identity and address of the Independent Counsel so selected. The Company may, within fourteen days after receipt of such written notice of selection, deliver to the Director a written objection to such selection. The Director may, within fourteen days after the receipt of such objection from the Company, submit the name of another Independent Counsel and the Company may, within fourteen days after receipt of such written notice of selection, deliver to the Director a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. The Director may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the Company's objection to any selection of Independent Counsel is without a reasonable basis or for the appointment as Independent Counsel of a person selected by the court.

                  (d) Expenses of Independent Counsel. The Company shall pay any and all reasonable fees and expenses of Independent Counsel acting pursuant to this Section 4 and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his or her selection until a court has determined that such objection is without a reasonable basis.

                  (e) Trial De Novo. In the event that (a) a determination is made pursuant to Section 4(b) or 4(c) that a Director is not entitled to indemnification under this Agreement, (b) advancement of Expenses is not timely made pursuant to Section 3(b), (c) Independent Counsel has not made and delivered a written opinion determining a request for indemnification (i) within 90 days after being appointed by a court,
         (ii) within 90 days after objections to his or her selection have been overruled by a court or (iii) within 90 days after the time for the Company or the Director to object to his or her selection or (d) payment of

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


         indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 4(b) or 4(c), the Director shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that the Director is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 4(e) shall be conducted in all respects as a de novo trial on the merits, and the Director shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 4(e), the Company shall have the burden of proving that the Director is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that the Director is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this
         Section 4(e), or otherwise, unless the Director knowingly misrepresented or omitted a material fact (other than privileged information) in connection with the request for indemnification.

                  The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 4(e) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all provisions of this Agreement.

         5. Notification and Defense of Proceeding.

                  (a) Notification. After receipt by the Director of notice of the commencement of any Proceeding, the Director will, if a claim for indemnification in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission to notify the Company will not relieve it from any liability which it may have to the Director otherwise than under this Agreement.

                  (b) Defense. With respect to any Proceeding as to which the Director notifies the Company of the commencement thereof, the Company will be entitled to participate therein at its own expense. Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Director. After notice from the Company to the Director of its election to assume the defense thereof, the Company will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Company, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Company and the Director in the conduct of the defense of such Proceeding or (iii) the Company shall not in fact have employed counsel to assume the


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         defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Director shall have reasonably made the conclusion provided for in (ii) above.

                  (c) Settlements. The Company shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Proceeding made without its written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Director without the Director's written consent. Neither the Company nor the Director will unreasonably withhold their consent to any proposed settlement.

         6. Presumptions; Reliance and Effect of Certain Proceedings.

                  (a) If a Change of Control has occurred prior to or at the time the request for indemnification hereunder is submitted to the Company, a Director shall be presumed (except as otherwise expressly provided in this Agreement) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 4(a), and thereafter the Company shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used as a basis for a determination of entitlement to indemnification unless the Company provides information sufficient to overcome such presumption by clear and convincing evidence, or the investigation, review and analysis of the determination of entitlement to indemnification reveals by clear and convincing evidence that the presumption should not apply. Neither the failure to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because the Director has met the applicable standard of conduct, nor an actual determination that the Director has not met such applicable standard of conduct, shall be a defense or admissible as evidence in any action for any purpose or create a presumption that the Director has not acted in good faith or met any other applicable standard of conduct.

                  (b) Except where the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section 4(b) or 4(c) to determine entitlement to indemnification shall not have made and furnished to the Director in writing a determination within 90 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Director shall be entitled to such indemnification unless the Director knowingly misrepresented a material fact in connection with the request for indemnification. The termination of any Proceeding, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) in and of itself adversely affect the right of the Director to indemnification or create a presumption that (a) the Director did not act in good faith and in a manner that he or she reasonably believed, in the case of conduct in his or her official capacity as a director of the Company, to be in the best interests of the Company or, in all other cases, that at least his or her conduct was not opposed to the Company's best


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         interests, or (b) with respect to any criminal Proceeding, the Director had reasonable cause to believe that his or her conduct was unlawful.

                  (c) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company (or any affiliate thereof) shall not be imputed to the Director for purposes of determining the right to indemnification under this Agreement.

         7. Indemnification for Additional Expenses. In the event that a Director, pursuant to Sections 4(b), 4(c) or 4(e), seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Agreement, the Director shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually incurred by him or her in such judicial adjudication, but only if he or she prevails therein.

         8. Partial Indemnity, Etc. If the Director is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Director for the portion thereof to which the Director is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Director has been successful on the merits or otherwise in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, the Director shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination as to whether the Director is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that the Director is not so entitled.

         9. No Presumption. For purposes of this Agreement, the termination of any Proceeding, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         10. Non-exclusivity; Amendment of Charter Documents. The rights of the Director hereunder shall be in addition to any other rights the Director may have under the Charter, the Bylaws, pursuant to resolutions or determinations of the Company's Board of Directors or stockholders, under the DGCL or otherwise. The Company shall not adopt any amendment to the Charter or the Bylaws (collectively, the "Charter Documents"), the effect of which would be to deny, diminish or encumber the Director's rights to indemnity under the Charter Documents, the DGCL or any other applicable law. To the extent that a change in the DGCL (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Charter Documents and this Agreement, it is the intent of the parties hereto that the Director shall enjoy by this Agreement the greater benefits so afforded by such change.

         11. Insurance and Subrogation. To the extent the Company maintains an insurance policy or policies providing liability insurance for directors or officers of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, the Director shall be covered by such policy or policies


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in accordance with its or their terms to the maximum extent of coverage available for any such director or officer under such policy or policies. The Company agrees to provide the Director immediate notice of any lapse or cancellation of any such insurance coverage, and shall provide the Director copies of all correspondence and notices from the Company's insurance agent, broker or carrier relating to any actual or potential lapse, non-renewal or cancellation.

                  In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                  The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, the Director has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         13. Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

         14. Notices. Any notice or other communication required or permitted to be sent to the Company pursuant to this Agreement shall be addressed to the Secretary of the Company and any such notice or other communication to a Director shall be given in writing by depositing the same in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice is directed at the address of such person on the records of the Company, and such notice shall be deemed given at the time when the same shall be so deposited in the United States mail.

         15. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         16. Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained, which shall be deemed terminated effective immediately. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         17. Headings; Index. The headings of paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

         18. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws in effect in the State of Delaware without giving effect to principles of conflict of laws.

         19. Survival. The covenants and agreements of the parties set forth in this Agreement are of a continuing nature and shall survive the expiration, termination or cancellation of this Agreement, regardless of the reason therefor.

         20. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to the Director, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnity provisions of this Agreement shall continue in effect regardless of whether the Director continues to serve as an employee of the Company.

         21. No Strict Construction. The parties hereto confirm that they have each participated in the negotiation and preparation of this Agreement and that this Agreement represents the joint agreement and understanding of the parties. The parties hereto have mutually chosen the language used in this Agreement, and no rule of strict construction construing ambiguities against any party hereto shall be applied.

                                 * * * * * * * *

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and Director has signed this Agreement, all as of the day and year first above written.


                                   CENTEX CONSTRUCTION PRODUCTS, INC.



                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




                                                                , Director
                                      --------------------------

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